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                                                                      EXHIBIT 23


                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 333-20671, 33-97146 and 33-85518).


/s/ Arthur Andersen LLP

New York, NY
September 3, 1998



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